EXHIBIT 99.1

News Release FOR IMMEDIATE RELEASE

Media Contact: Julie Pekarek Vice President, Marketing 262.912.3414 julie.pekarek@merge.com	Investor Contact: Susan Noonan SA Noonan Communications 212.966.3650 susan@sanoonan.com

MERGE HEALTHCARE REPORTS RECORD SALES IN THE FOURTH QUARTER

Company generates over $51 million of pro-forma revenue

Chicago, IL – February 17, 2011 – Merge Healthcare Incorporated (NASDAQ: MRGE), a global corporation dedicated to health IT interoperability solutions, today announced financial results for the fourth quarter of 2010.

-	Revenue grew to $46.2 million ($51.1 million on a pro forma basis) in the quarter, compared to $19.3 million in the fourth quarter of 2009

-	Adjusted EBITDA was $13.3 million, representing 29% of revenue (26% on a pro forma basis) in the quarter compared to $4.9 million and 25% in the fourth quarter of 2009

-	Cash from business operations increased to $12.2 million in the quarter, compared to a use of cash of $1.7 million in the fourth quarter of 2009

-	Strengthened senior management team, adding key healthcare IT leaders

-	Recognized by Frost & Sullivan with 2010 North American Medical Imaging Workflow Solutions Healthcare Innovation of the Year Award

"I’m very pleased with the strong performance delivered by our team in Q4, particularly as evidenced by our top-line growth and cash generated from operations,” said Jeff Surges, Merge Chief Executive Officer. “In 2010, Merge extended our market leadership position and has also made significant investments that position the company to execute effectively in 2011 and beyond.”

Quarter Results:
Results compared to the same quarter in the prior year are as follows (in millions, except per share data):

	Q4 2010	Q4 2009
Net sales	$46.2	$19.3
Operating income	2.1	1.5
Net income (loss) available to common shareholders*	8.5	(2.1)
Net income (loss) per diluted share	$0.10	$(0.03)

Cash balance at period end	41.0	19.6
Cash from core business operations**	12.2	(1.7)

*
Net income (loss) available to common shareholders includes a one-time non-cash tax benefit of $14.1 million, net interest expense and related charges of $6.4 million and a preferred stock divident of $1.6 million in the fourth quarter of 2010, compared to zero, $3.7 million and zero, respectively, in the fourth quarter of 2009.

**	See table at the back of this earnings release.

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Pro forma results and other, non-GAAP measures compared to the same quarter in the prior year are as follows (in millions, except percentages and per share data):

	Q4 2010	Q4 2009
Pro forma results
Net sales	$51.1	$49.8
Adjusted net income	3.2	0.7
Adjusted EBITDA	13.3	10.0

Adjusted net income per diluted share	$0.04	$0.01
Adjusted EBITDA per diluted share	$0.16	$0.13

Non-GAAP and other measures
Recurring revenue as % of net sales	~65%	>65%
Non-recurring backlog at period end	$49.0	Unavailable
Days sales outstanding	96	82

A reconciliation of GAAP net income to adjusted net income and adjusted EBITDA is included after the financial information below.

Full Year Results:
Fiscal year 2010 results compared to 2009 are as follows (in millions, except per share data):

	2010	2009
GAAP results
Net sales	$140.3	$66.8
Operating income (loss)	(8.5)	9.0
Net income (loss) available to common shareholders	(30.6)	0.3
Earnings (loss) per diluted share	$(0.38)	$0.00

Pro forma results
Net sales	$190.7	$164.6
Adjusted net income (loss)	1.6	(3.7)
Adjusted EBITDA	43.4	34.2

Adjusted net income (loss) per diluted share	$0.02	$(0.05)
Adjusted EBITDA per diluted share	$0.51	$0.49

2011 Guidance:
Merge reiterates the following expected pro forma results for fiscal year 2011:

Net sales	$235 – $240 million
Adjusted EBITDA	23%

Explanation of Non-GAAP Financial Measures

Merge Healthcare reports its financial results in accordance with generally accepted accounting principles, or GAAP.  This press release includes certain non-GAAP financial measures to supplement its GAAP information.  Non-GAAP measures are not an alternative to GAAP and may be different from non-GAAP measures used by other companies. A quantitative reconciliation of GAAP net income available to common shareholders to adjusted net income and adjusted EBITDA is included after the financial information included in this press release.

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Management believes that the presentation of non-GAAP results, when shown in conjunction with corresponding GAAP measures, provides useful information to it and investors regarding financial and business trends related to results of operations, because certain charges, costs and expenses reflect events that are not essential to recurring business operations. In addition, management believes these non-GAAP measures provide investors useful information regarding the underlying performance of the post-acquisition business operations when compared to the pre-acquisition results of Merge and any significant acquired company.  Purchase accounting adjustments made in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments that are provided and discussed herein. Further, management believes that these non-GAAP measures improve its and investors’ ability to compare Merge’s financial performance with other companies in the technology industry. Management also uses financial statements that exclude these charges, costs and expenses for its internal budgets.  While GAAP results are more complete, these supplemental metrics are offered since, with reconciliations to GAAP, they may provide greater insight into our financial results. Management does not intend the presentation of these non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

Additional information regarding the non-GAAP financial measures presented is as follows:

-
Pro forma revenue consists of GAAP revenue as reported, adjusted to reflect the acquisition of AMICAS as if it had occurred at the beginning of the respective periods presented and to add back the acquisition related sales adjustment (for all significant acquisitions) booked for GAAP purposes.

-
Recurring revenue is generated from agreements that generally contain a stated annual amount and which we have a high likelihood of renewing each year.  More specifically, this includes revenue generated from our DICOM toolkit and eFilm Workstation® product lines, long-term contracts associated with our Sales as a Service (SaaS) related offerings, and EDI and maintenance contracts across the entire business.

-
Non-recurring revenue backlog represents revenue that we anticipate recognizing in future periods from signed customer contracts as of the end of the period presented.  Non-recurring revenue is comprised of all other sources of revenue not included as recurring revenue, primarily from perpetual software licenses, hardware and professional services (including installation, training and consultative engineering services).  Merge began tracking non-recurring revenue backlog during the first quarter of 2010.

-
Adjusted net income consists of GAAP net income available to common stockholders, adjusted to reflect the acquisition of AMICAS as if it had occurred at the beginning of the respective period presented and, to the extent such items occurred in the periods presented, excludes (a) one-time preferred stock deemed dividend at issuance date, (b) one time income tax benefit, (c) impairment of investments, (d) sale of non-core patents, (e) acquisition-related costs, (f) restructuring and other costs, (g) stock-based compensation expense, (h) acquisition-related amortization, and (i) acquisition-related cost of sales adjustments and adds back (j) the acquisition-related sales adjustments.

-
Adjusted EBITDA adjusts GAAP net income available to common stockholders for the items considered in adjusted net income as well as (a) remaining depreciation and amortization, (b) net interest expense, (c) non-cash preferred stock dividends and (d) income tax expense (benefit).

-
Cash from core business operations reconciles the cash generated from such operations to the change in GAAP cash balance for the period by reflecting payments of liabilities associated with our acquisitions, payments of acquisition related fees, interest payments and other payments and receipts of cash not generated by the business operations.

Management has excluded certain items from non-GAAP adjusted net income because it believes (i) the amount of certain expenses in any specific period may not directly correlate to the underlying performance of business operations and (ii) the adjustment facilitates comparisons of pre-acquisition results to post-acquisition results.  In addition, the following adjustments are described in more detail below:

-
Acquisition-related amortization expense is a non-cash expense arising from the acquisition of intangible assets in connection with significant acquisitions. Management excludes acquisition-related amortization expense from non-GAAP net income because it believes such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets.

-
Stock-based compensation expense is a non-cash expense arising from the grant of stock awards to employees and is excluded from non-GAAP net income because management believes such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants to new employees resulting from acquisitions.

-
Acquisition related sales and costs of sales adjustments reflect the fair value adjustment to deferred revenues acquired in connection with significant acquisitions. The fair value of deferred revenue represents an amount equivalent to the estimated cost plus an appropriate profit margin to perform services-related software and product support, which assumes a legal obligation to do so, based on the deferred revenue balances as of the date the acquisition of a significant company was completed. Management adds back this deferred revenue adjustment, net of related costs, for non-GAAP revenue and non-GAAP net income because it believes the inclusion of this amount directly correlates to the underlying performance of operations and facilitates comparisons of pre-acquisition to post-acquisition results.

Notice of Conference Call:

Merge will host a conference call on Thursday, February 17, 2011 at 4:30pm ET to discuss its financial results for the fourth quarter 2010.  Jeff Surges, CEO and Steve Oreskovich, CFO will co-chair the call.  Investors can listen to the conference call live via telephone by dialing 800.221.2015 (US and Canada) or 706.634.2159 (International), and referencing Conference ID Number 42657544. Alternatively, the call can be accessed over the Internet at Merge Healthcare Web Cast.  The conference call will be recorded and the recording may be found via the internet shortly after the call at http://www.merge.com/investor/conferencecall.asp.

Merge Healthcare develops and integrates information technology to create a better electronic healthcare experience. Merge products, ranging from standards-based development toolkits to sophisticated clinical applications, have been used by healthcare providers, vendors and researchers worldwide for over 20 years. Additional information can be found at www.merge.com.

# # #

Cautionary Notice Regarding Forward-Looking Statements

This news release contains "forward-looking statements," including statements which are related to future, not past, events.  Forward-looking statements usually describe expected future business and financial outlook or performance, and often contain words such as “will,” “believes,” “intends,” “anticipates,” “expects,” "plans," "seeks," “see” and similar expressions.  Forward-looking statements, by their nature, address matters that are, to varying degrees, uncertain and subject to various known and unknown risks.  For Merge, particular uncertainties and risks that could cause actual results to differ materially from post-merger forward-looking statements include, among other issues: the successful integration of companies we acquire; achieving certain post-acquisition synergies; the market acceptance of  implemented product solutions; market acceptance and performance of Merge’s products and services; the impact of competitive products and pricing; possible delays in the implementation of its managed services offering; the risks and effects of its recent changes in its executive and Board leadership, including the costs and expenses related to severance payments made to departing officers; the risks and effects of its recent securities issues, including the issuance of certain senior secured notes; the past restatement of its financial statements and other actions that may be taken or required as a result of such restatement; its ability to generate sufficient cash from operations to meet future operating, financing and capital requirements, including repayment obligations with respect to its outstanding indebtedness; risks associated with its prior delays in filings with the SEC or its ability to continue to meet the listing requirements of The NASDAQ Global Select Market; the costs, risks and effects of various pending legal proceedings; and other risk factors detailed in its filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.  Merge does not undertake any obligation to update forward-looking statements or any of risks, uncertainties and other factors.

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MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31,	December 31,
	2010	2009
	(Unaudited)
Current assets:
Cash (including restricted cash)	$41,029	$19,621
Accounts receivable, net	53,254	17,219
Inventory	3,486	280
Prepaid expenses	4,191	1,896
Deferred income taxes	2,545	142
Other current assets	9,336	3,590
Total current assets	113,841	42,748

Property and equipment, net	5,772	3,877
Purchased and developed software, net	26,619	12,621
Other intangible assets, net	48,957	6,715
Goodwill	167,033	28,749
Deferred tax assets	17,006	4,689
Other	14,660	850
Total assets	$393,888	$100,249

Current liabilities:
Accounts payable	$18,370	$4,444
Interest payable	3,917	-
Accrued wages	4,304	1,950
Restructuring accrual	1,707	879
Deferred revenue	49,876	15,579
Other accrued liabilities	4,375	1,665
Total current liabilities	82,549	24,517

Notes payable	195,077	-
Deferred income taxes	-	68
Deferred revenue	3,809	1,193
Income taxes payable	5,683	5,461
Other	1,964	873
Total liabilities	289,082	32,112

Total shareholders' equity	104,806	68,137
Total liabilities and shareholders' equity	$393,888	$100,249

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MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2010	2009	2010	2009
	(Unaudited)		(Unaudited)
Net sales
Software and other	$13,532	$7,578	$42,420	$33,037
Professional services	6,972	5,201	23,175	11,830
Maintenance and EDI	25,666	6,493	74,737	21,974
Total net sales	46,170	19,272	140,332	66,841
Cost of sales
Software and other	6,438	1,020	13,762	3,730
Professional services	4,005	2,804	15,411	6,731
Maintenance and EDI	8,490	1,595	24,418	5,593
Depreciation, amortization and impairment	2,462	1,151	10,972	3,323
Total cost of sales	21,395	6,570	64,563	19,377
Gross margin	24,775	12,702	75,769	47,464
Operating costs and expenses:
Sales and marketing	7,913	3,235	20,697	9,203
Product research and development	5,435	3,186	20,064	10,689
General and administrative	6,527	4,033	22,012	13,005
Acquisition-related expenses	461	228	9,674	1,225
Restructuring and other expenses	310	(361)	5,006	1,613
Depreciation, amortization and impairment	2,003	917	6,840	2,766
Total operating costs and expenses	22,649	11,238	84,293	38,501
Operating income (loss)	2,126	1,464	(8,524)	8,963
Other income (expense)	(5,822)	(3,738)	(16,638)	(8,813)
Income (loss) before income taxes	(3,696)	(2,274)	(25,162)	150
Income tax benefit	(13,739)	(207)	(13,646)	(135)
Net income (loss)	10,043	(2,067)	(11,516)	285
Less: preferred stock dividends	1,566	-	19,076	-
Net income (loss) available to common shareholders	$8,477	$(2,067)	$(30,592)	$285

Net income (loss) per share - basic	$0.10	$(0.03)	$(0.38)	$0.00
Weighted average number of common
shares outstanding - basic	83,098,528	69,829,661	80,231,427	60,910,268

Net income (loss) per share - diluted	$0.10	$(0.03)	$(0.38)	$0.00
Weighted average number of common
shares outstanding - diluted	84,981,522	69,829,661	80,231,427	62,737,821

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MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

		Year Ended
		December 31,
		2010	2009
Cash flows from operating activities:
Net income (loss)		$(11,516)	$285
Adjustments to reconcile net income (loss) to
net cash provided by (used in) operating activities:
Depreciation, amortization and impairment		17,812	6,089
Share-based compensation		2,623	1,686
Change in contingent consideration for acquisitions		113	-
Amortization of note payable issuance costs & discount		1,445	1,533
Realized loss on investment		-	3,624
Provision for doubtful accounts receivable and sales returns, net of recoveries		880	416
Deferred income taxes		(14,056)	-
Net change in assets and liabilities (net of effects of acquisitions)		8,704	(14,603)
Net cash provided by (used in) operating activities		6,005	(970)
Cash flows from investing activities:
Cash paid for acquisitions, net of cash acquired		(216,212)	(2,752)
Purchases of property, equipment and leasehold improvements		(1,492)	(1,121)
Proceeds from sale of property and equipment		6,124	-
Change in restricted cash		(1,088)	188
Proceeds from sale of equity investment		606	886
Net cash used in investing activities		(212,062)	(2,799)
Cash flows from financing activities:
Proceeds from issuance of notes payable, net of discount of $5,468		194,532	-
Proceeds from issuance of stock		41,750	25,175
Note and stock issuance costs paid		(9,897)	-
Proceeds from exercise of stock options and employee stock purchase plan		160	110
Principal payments on notes		-	(19,570)
Principal payments on capital leases		(142)	(111)
Stock repurchases		(26)	-
Net cash provided by financing activities		226,377	5,604
Net increase in cash		20,320	1,835
Cash and cash equivalents, beginning of period (net of restricted cash)	(1)	19,062	17,227
Cash and cash equivalents, end of period (net of restricted cash)	(2)	$39,382	$19,062

(1) Restricted cash of $559 and $621 as of December 31, 2009 and
December 31, 2008, respectively.
(2) Restricted cash of $1,647 and $559 as of December 31, 2010 and
December 31, 2009, respectively.

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MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS TO ADJUSTED EBITDA
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2010	2009	2010	2009
Net income (loss) available to common shareholders	$8,477	$(2,067)	$(30,592)	$285
One-time preferred stock deemed dividend at issuance date	-	-	14,900	-
One-time tax benefit from release of valuation reserve	(14,053)	-	(14,053)	-
Impairment of investments	-	-	-	3,624
Loss on early retirement of debt	-	3,329	-	3,329
Sale of non-core patents	-	-	-	(510)
Acquisition related costs	461	228	9,674	1,225
Restructuring and other	310	(361)	5,006	1,613
Stock-based compensation expense	1,297	430	2,623	1,686
Amortization of significant acquisition intangibles	2,655	485	9,408	740
Acquisition-related sales adjustments	4,937	1,052	13,678	1,646
Acquisition-related cost of sales adjustments	(867)	-	(2,214)	-
Adjusted net income	$3,217	$3,096	$8,430	$13,638
Depreciation and amortization	1,810	1,583	8,404	5,349
Net interest expense	6,415	392	17,160	2,666
Non-cash preferred stock dividend	1,566	-	4,176	-
Income tax expense (benefit)	314	(207)	407	(135)
Adjusted EBITDA	$13,322	$4,864	$38,577	$21,518

Adjusted net income per share - diluted	$0.04	$0.04	$0.10	$0.22
Adjusted EBITDA per share - diluted	$0.16	$0.07	$0.47	$0.34

Fully diluted shares (if net income)	84,981,522	72,023,112	82,040,048	62,737,821

	Pro Forma Three Months Ended		Pro Forma Year Ended
	December 31,		December 31,
	2010	2009	2010	2009
Net income (loss) available to common shareholders	$12,547	$(5,440)	$(20,527)	$(27,741)
One-time preferred stock deemed dividend at issuance date	-	-	14,900	-
One-time tax benefit from release of valuation reserve	(14,053)	-	(14,053)	-
Impairment of equity investment	-	-	-	3,624
Loss on early retirement of debt	-	3,329	-	3,329
Sale of non-core patents	-	-	-	(510)
Acquisition related costs	461	228	1,277	1,225
Restructuring and other	310	(456)	5,006	5,437
Stock-based compensation expense	1,297	430	2,623	1,686
Amortization of significant acquisition intangibles	2,655	2,618	12,365	9,245
Adjusted net income (loss)	$3,217	$709	$1,591	$(3,705)
Depreciation and amortization	1,810	2,374	9,365	7,995
Net interest expense	6,415	6,084	25,690	25,331
Non-cash preferred stock dividend	1,566	1,566	6,263	6,263
Income tax expense (benefit)	314	(736)	453	(1,705)
Adjusted EBITDA	$13,322	$9,997	$43,362	$34,179

Adjusted net income (loss) per share - diluted	$0.04	$0.01	$0.02	$(0.05)
Adjusted EBITDA per share - diluted	$0.16	$0.13	$0.51	$0.49

Fully diluted shares (if net income)	84,981,522	79,538,112	84,469,555	70,252,821

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MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CASH FROM CORE BUSINESS OPERATIONS
(unaudited)
	Three Months Ended
	December 31,
	2010	2009
	(in millions)
Cash received from (paid for):
Acquisitions	$(3.5)	$(1.0)
Restructuring initiatives	(0.5)	(0.5)
Acquisition related costs	(1.1)	(0.2)
Issuance of stock (net proceeds)	-	25.2
Principal payments on notes	-	(15.0)
Interest expense	(11.9)	(0.4)
Early retirement penalty on debt	-	(2.7)
Debt and equity issuance costs	(0.2)	-
Property and equipment purchases	(0.6)	(1.0)
Sale of property	6.1	-
Other non-operating cash flows	0.5	-
Core business operations	12.2	(1.7)
Increase in cash	$1.0	$2.7